NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.
                          One East Liberty, Third Floor
                               Reno, Nevada 89501


Navellier Variable Insurance Series Fund, Inc. is a management investment company, sometimes called a mutual fund. It currently has one series - the Navellier Growth Portfolio.

The Securities and Exchange Commission has not approved or disapproved these securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.

                          Prospectus dated May 1, 2001


                                TABLE OF CONTENTS

                                                                            Page

SUMMARY......................................................................3

PERFORMANCE INFORMATION......................................................5

MORE ABOUT PORTFOLIO INVESTMENTS.............................................6

MANAGEMENT OF THE FUND......................................................10

FINANCIAL HIGHLIGHTS........................................................14

INTERESTED IN LEARNING MORE?................................................16



                                     SUMMARY

This prospectus provides important information about Navellier Variable Insurance Series Fund, Inc. ("Fund") and its one series - the Navellier Growth Portfolio ("Growth Portfolio" or "Portfolio"). Navellier & Associates, Inc. ("Adviser") serves as the investment adviser for the Growth Portfolio.

Individuals cannot invest in the shares of the Growth Portfolio directly. Instead they participate through variable annuity contracts and variable life insurance policies (collectively, the "Contracts") issued by an insurance company. You can participate either through a Contract that you purchase yourself or through a Contract purchased by your employer.

Through your participation in the Contract, you indirectly participate in Portfolio earnings or losses, in proportion to the amount of money you invest. Depending on your Contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. For further information about your Contract, please refer to your Contract prospectus.

The Contracts may be sold by banks. An investment in the Portfolio through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on the Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective - Growth Portfolio

* seeks to achieve long-term growth of capital primarily through investment in companies with appreciation potential.

Investment Strategy

The Growth Portfolio invests in equity securities traded in all United States markets including dollar-denominated foreign securities traded in United States markets.

The Growth Portfolio seeks long-term capital appreciation through investments in securities of companies which the Adviser feels are undervalued in the marketplace. Under normal conditions the Portfolio's holdings in non-equity securities should not exceed 35% of the total assets of the Portfolio. Such non-equity securities will typically consist of investments in money market securities and money market funds.

The Growth Portfolio is designed to achieve the highest possible returns while minimizing risk. The Adviser's selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. The Adviser uses an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior return compared to their risk characteristics.

The Adviser mainly buys stocks of companies which it believes are poised to rise in price. The Adviser's investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

The Adviser attempts to uncover stocks with strong return potential and acceptable risk characteristics. To do this, the Adviser uses its proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above average market returns and risk levels which are reasonable for higher return rates.

The Adviser's research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

Stocks  with  the  best   combination  of  growth  ratios  are  blended  into  a
non-diversified portfolio.

The Growth Portfolio will invest up to 100% of its capital in equity securities selected for their capital growth potential. The Adviser will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum. The issuers may be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups.

The Portfolio may invest up to 25% of its assets in foreign securities, including American Depositary Receipts (ADRs).

Investment Risks:

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances. The Growth Portfolio employs aggressive investment strategies and can experience substantial fluctuations, including declines, so that shares may be worth less than when originally purchased. You could lose money on your investment in the Portfolio.

Value Investing Risk: the risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

Small Capitalization Company Risk: the risk that small companies may be generally subject to more abrupt or erratic market movements than securities of larger, more established companies.

Liquidity Risk: the risk that the degree of market liquidity of some stocks in which the Portfolio invests may be relatively limited in that the Portfolio invests in over-the-counter stocks.

Higher Brokerage Expenses: The Adviser's investment style may result in above average portfolio turnover which could result in higher brokerage expenses.

Foreign Securities Risks

     Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

     Currency Risk: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

     Limited Information Risk: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

     Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

     Settlement and Clearance Risk: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

     Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors; over-the-counter securities may also be less liquid than exchange-traded securities.

                             PERFORMANCE INFORMATION

     The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.

                                      2000
                                    ------
                                     -17.10%

                 Best Quarter: 4th quarter 1999   47.45%
                Worst Quarter: 4th quarter 2000  -26.45%

    This table compares the Portfolio's average annual returns to the returns of the Russell 2000 Index and the Russell 2000 Growth Index for 1 calendar year and since inception.

                Average Annual Total Return as of December 31, 2000

                                               1          Since Inception
                                             Year       (February 27, 1998)
                                             ----       -------------------

Growth Portfolio...........................-17.10%             22.81%
Russell 2000 Index......................... -3.02%              2.88%
Russell 2000 Growth Index..................-22.43%              1.61%

The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Growth Index  measures the  performance  of those  Russell 2000
companies  with  higher   price-to-book  ratios  and  higher  forecasted  growth
values.


                        MORE ABOUT PORTFOLIO INVESTMENTS

Certain of the investment techniques, instruments and risks associated with the Portfolio are referred to in the discussion that follows.

Equity Securities

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are two types of stocks:

Common stock - Each share of common stock represents a part of the ownership of a company. The holder of common stock participates in the growth of a company through increasing stock price and dividends. If a company experiences difficulty, a stock price can decline and dividends may not be paid.

Preferred stock - Each share of preferred stock allows the holder to receive a dividend before the common stock shareholders receive dividends on their shares.

Other types of equity securities include, but are not limited to, convertible securities, warrants, rights and foreign equity securities such as ADRs, GDRs, EDRs and IDRs.

Money Market Instruments

The Portfolio may invest in high quality money market instruments. A money market instrument is high quality when it is rated in one of the two highest rating categories by S&P or Moody's or another nationally recognized service, or if unrated, deemed high quality by the Adviser.

Foreign Securities

Foreign securities are the equity, fixed income or money market securities of foreign issuers. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, and fixed income securities issued by foreign governments, corporations and supranational organizations. They also include ADRs, GDRs, IDRs and EDRs.

ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. Bank. GDRs, IDRs and EDRs are receipts evidencing an arrangement with a non-U.S. bank.

Portfolio Turnover

Portfolio turnover occurs when the Portfolio sells its investments and buys new ones. High portfolio turnover occurs when the Portfolio engages in frequent trading as part of its investment strategy.

High portfolio turnover may cause the Portfolio's expenses to increase. For example, the Portfolio may have to pay brokerage fees and other related expenses. A portfolio turnover rate of 100% or more a year is considered high. A high rate increases the Portfolio's transaction costs and expenses.

Portfolio turnover rates for the Portfolio are found in the Financial Highlights section of this Prospectus.

A Word About Risk

Participation in the Portfolio involves risk - even the risk that you will receive a minimal return on your investment or the value of your investment will decline. It is important for you to consider carefully the following risks when you allocate purchase payments or premiums to the Portfolio.

Market Risk

Market risk refers to the loss of capital resulting from changes in the price of investments. Generally, equity securities are considered to be subject to market risk. For example, market risk occurs when the expectations of lower corporate profits in general cause the broad market of stocks to fall in price. When this happens, even though a company may be experiencing a growth in profits, the price of its stock could fall.

Growth Investing Risk

This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Value Investing Risk

This investment approach has additional risk associated with it because the Portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

Risks Associated with Foreign Securities

A foreign security is a security issued by an entity domiciled or incorporated outside of the U.S. Among the principal risks of owning foreign securities are:

Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected. In some countries there is the risk that the government may take over the assets or operations of a company and/or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

Currency Risk: the risk that a foreign currency will decline in value. As long as the Portfolio holds a security denominated in a foreign currency, its value will be affected by the value of that currency relative to the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets there may not be protection against failure by other parties to complete transactions.

Limited Information Risk: the risk that less government supervision of foreign markets may occur. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices that apply to U.S. issuers. In addition, less public information about their operations may exist.

Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets countries. Such countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Although the markets of these developing countries offer higher rates of return, they also pose additional risks to investors, including immature economic structures, national policies restricting investments by foreigners and different legal systems.

Settlement and Clearance Risk: the risks associated with the different clearance and settlement procedures that are utilized in certain foreign markets. In certain foreign markets, settlements may be unable to keep pace with the volume of securities transactions, which may cause delays. If there is a settlement delay, the Portfolio's assets may be uninvested and not earning returns. The Portfolio also may miss investment opportunities or be unable to dispose of a security because of these delays.


Managing Investment Risks

In pursuing its investment objective, the Portfolio assumes investment risk. The Portfolio tries to limit its investment risk by diversifying its investments across different industry sectors.

Defensive Investment Strategy

Under normal market conditions, the Portfolio does not intend to have a substantial portion of its assets invested in cash or money market instruments. When the Adviser determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive posture and invest entirely in cash, money market instruments and money market mutual funds. When the Portfolio is invested in this manner, it may not be able to achieve its investment objective.

                          MANAGEMENT OF THE FUND

The management and affairs of the Fund are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved agreements under which, as described below, certain companies provide essential management services to the Fund.

The Adviser

Navellier & Associates, Inc., One East Liberty, Third Floor, Reno, Nevada 89501 serves as the Growth Portfolio's investment adviser. The Adviser is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment for the Growth Portfolio. The Adviser was organized in 1993 and presently manages over $4 billion in investor funds, including other mutual funds.


Under a separate Administrative Services Agreement, the Adviser provides the Growth Portfolio with certain administrative services. These services include accounting and bookkeeping services, supervising other service providers and monitoring the Portfolio's compliance with reporting obligations.

Portfolio Managers

Louis G. Navellier, the President and CEO of the Adviser, refined the Modern Portfolio Theory investment strategy which is applied in managing the assets of the Growth Portfolio. He sets the strategies and guidelines for the Growth Portfolio and oversees the Portfolio Managers' activities. Mr. Navellier and Alan Alpers, who are the Portfolio Managers involved in the day-to-day investment activities of the Growth Portfolio, head up a team of investment professionals who assist in managing the Portfolio, including research analysts Shawn Price and Michael Borgen. Mr. Alpers has been an analyst and portfolio manager for the Adviser since 1989 and has been responsible along with Mr. Navellier for day-to-day management of over $4 billion in individual accounts for the Adviser.


Additional Information Concerning the Adviser

The Adviser is owned and controlled by its sole shareholder, Louis G. Navellier (a 100% stockholder). In 1987, Mr. Navellier was in litigation with a business partner and on the advice of his then legal counsel, as part of a legal strategy, filed a personal bankruptcy petition in connection with that litigation. The bankruptcy petition was voluntarily dismissed by Mr. Navellier less than two months later with all creditors being paid in full. Mr. Navellier is an affiliated person of the Fund. Mr. Navellier and the Adviser without admitting liability, did in the past agree to a two-week suspension in California and agreed to pay civil penalties to the States of California, Connecticut, and Maryland for allegedly not being properly registered as an investment adviser. Mr. Navellier is, and has been, in the business of rendering investment advisory services to significant pools of capital since 1987.

Compensation of the Adviser

The Adviser receives an annual .85% fee for investment management of the Growth Portfolio. The fee is payable monthly, based upon the Portfolio's average daily net assets. This advisory fee is higher than those generally paid by most other investment companies. The Growth Portfolio is paying this higher advisory fee based on its desire to retain the Adviser's specific application of Modern Portfolio Theory, its particular method of analyzing securities and its investment advisory services.

The Adviser also receives a 0.25% annual fee for rendering administrative services to the Fund pursuant to the Administrative Services Agreement and is entitled to reimbursement for operating expenses it advances for the Fund. The Adviser may contract (and pay for out of its own resources including the administrative fee it receives) for the performance of such services to the
Custodian, Transfer Agent, or others, and may retain all of its 0.25% administrative services fee or may share some or all of its fee with such other person(s).

Expense Reimbursement

The Adviser has agreed to reimburse expenses of the Growth Portfolios until total operating expenses including the advisory fee are at or below 1.50%. This undertaking is subject to termination at any time without notice to shareholders. For the year ended December 31, 2000, the Adviser reimbursed expenses of the Growth Portfolio totaling $23,517.00.


Placing Orders for Shares

The prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of the Portfolio. You may obtain a copy of that prospectus, free of charge, from the life insurance company or from the person who sold you the Contract. The Portfolio does not charge any fees for selling (redeeming) shares.

Payment for Redemptions

Payment for orders to sell (redeem) shares will be made within seven days after the Fund receives the order.

Suspension or Rejection of Purchases and Redemptions

The Portfolio may suspend the offer of shares, or reject any specific request to purchase shares from the Portfolio at any time. The Portfolio may suspend its obligation to redeem shares or postpone payment for redemptions when the New York Stock Exchange is closed or when trading is restricted on the Exchange for any reason, including emergency circumstances established by the Securities and Exchange Commission.

Right to Restrict Transfers

Neither the Fund nor the Separate Accounts are designed for professional market timing organizations, other entities, or individuals using programmed, large and/or frequent transfers. The Separate Accounts, in coordination with the Fund, reserve the right to temporarily or permanently refuse exchange requests if, in the Adviser's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Portfolio and therefore may be refused. Investors should consult the Separate Account prospectus that accompanies this Fund Prospectus for information on other specific limitations on the transfer privilege.

Net Asset Value

The value or price of each share of the Portfolio (net asset value per share) is calculated at the close of business, usually 4:00 p.m., of the New York Stock Exchange, every day that the New York Stock Exchange is open for business. The value of all assets held by the Portfolio at the end of the day, is determined by subtracting all liabilities and dividing the total by the total number of shares outstanding. This value is provided to the life insurance company, which uses it to calculate the value of your interest in your Contract. It is also the price at which shares will be bought or sold in the Portfolio for orders it received that day.

The value of the net assets of the Portfolio is determined by obtaining market quotations, where available, usually from pricing services. Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not available are valued at their fair value as determined, in good faith, by the Adviser based on policies adopted by the Board of Directors.

Dividends and Distributions

The Portfolio will declare and distribute dividends from net ordinary income and will distribute its net realized capital gains, if any, at least annually. The life insurance companies generally direct that all dividends and distributions of the Portfolio be reinvested in the Portfolio under the terms of the Contracts.

Tax Matters

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of the Portfolio's ordinary net income and capital gains each calendar year as a dividend to the Separate Accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and the Portfolio intend to comply with special diversification and other tax law requirements that apply to investments under the Contracts. Under these rules, shares of the Fund will generally only be available through the
purchase  of  a  variable  life  insurance  or  annuity  contract.   Income  tax
consequences to Contract owners who allocate purchase payments or premiums to Fund shares are discussed in the prospectus for the Contracts that accompanies this Prospectus.

Additional Information

This prospectus sets forth concisely the information about the Fund and the Portfolio that you should know before you invest money in the Portfolio. Please read this prospectus carefully and keep it for future reference. The Fund has prepared and filed with the Securities and Exchange Commission a Statement of Additional Information that contains more information about the Fund and the Portfolio. You may obtain a free copy of the Statement of Additional Information from your registered representative who offers you the Contract. You may also obtain copies by calling the Fund at 1-800-887-8671 or by writing to the Fund at the following address: One East Liberty, Third Floor, Reno, Nevada 89501.

Mixed and Shared Funding

The Portfolio may sell its shares to insurance companies as investments under both variable annuity contracts and variable life insurance policies. We call this mixed funding. The Portfolio may also sell shares to more than one insurance company. We call this shared funding. Under certain circumstances, there could be conflicts between the interests of the different insurance companies, or conflicts between the different kinds of insurance products using the Portfolio. If conflicts arise, the insurance company with the conflict might be forced to redeem all of its interest in the Portfolio. If the Portfolio is required to sell a large percentage of its assets to pay for the redemption, it may be forced to sell the assets at a discounted price. The Board of Directors will monitor the interests of the insurance company shareholders for conflicts to attempt to avoid problems.

Legal Proceedings

Neither the Fund nor the Portfolio is involved in any material legal proceedings. The Adviser is not involved in any legal proceedings that if decided against it would materially affect its ability to carry out its duties to the Portfolio.

FINANCIAL HIGHLIGHTS


The information contained in the financial highlights has been audited by the Fund's independent auditors, Tait, Weller & Baker, whose report is included in the Fund's 2000 Annual Report which is incorporated by reference into the Statement of Additional Information and is available upon request.

FINANCIAL HIGHLIGHTS

NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                                            GROWTH PORTFOLIO
                                                                  --------------------------------------
                                                                     FOR THE YEARS
                                                                         ENDED            FOR THE PERIOD
                                                                      DECEMBER 31,            ENDED
                                                                  --------------------     DECEMBER 31,
                                                                    2000        1999          1998*
                                                                  --------    --------    --------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of Period....................      $21.48      $11.22         $10.00
                                                                  ------      ------         ------
  Income from Investment Operations:
    Net Investment Loss.....................................       (0.19)      (0.05)         (0.04)
      Net Realized and Unrealized Gain (Loss) on
        Investments.........................................       (3.48)      10.44           1.26
                                                                  ------      ------         ------
      Total from Investment Operations......................       (3.67)      10.39           1.22
                                                                  ------      ------         ------
  Distributions to Shareholders
    From Net Realized Gains.................................       (0.22)      (0.13)            --
                                                                  ------      ------         ------
  Net Increase (Decrease) in Net Asset Value................       (3.89)      10.26           1.22
                                                                  ------      ------         ------
  Net Asset Value -- End of Period..........................      $17.59      $21.48         $11.22
                                                                  ======      ======         ======

TOTAL INVESTMENT RETURN.....................................      (17.10)%     92.66%         12.20%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement (Note 2).....................        1.50%       1.50%          1.50%(B)
  Expenses Before Reimbursement (Note 2)....................        2.04%       8.23%         70.17%(B)
  Net Investment Loss After Reimbursement (Note 2)..........       (0.99)%     (0.85)%        (0.67)%(B)
  Net Investment Loss Before Reimbursement (Note 2).........       (1.54)%     (7.60)%       (69.34)%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate...................................         130%         85%           129%
  Net Assets at End of Period (in thousands)................      $5,411      $2,802           $205
  Number of Shares Outstanding at End of Period (in
    thousands)..............................................         308         130             18

- ----------------------------------------------------------------

 (A) Total returns for periods of less than one year are not annualized
 (B) Annualized

 * FROM COMMENCEMENT OF OPERATIONS FEBRUARY 27, 1998

                       SEE NOTES TO FINANCIAL STATEMENTS.



                          INTERESTED IN LEARNING MORE?

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Fund's operations.

Further information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report discusses market conditions and investment strategies that significantly affected the Fund's performance results during its last fiscal year.

The Fund can provide you with a free copy of these materials or other information about the Fund. You may reach the Fund by calling 1-800-887- 8671 or by writing to the Fund at One East Liberty, Third Floor, Reno, Nevada 89501.

You may also view or obtain these  documents  from the  Securities  and Exchange
Commission:

* Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room

* Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

* Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. D.C. 20549-0102

     On the Internet: www.sec.gov


The Fund's Investment Company Act filing number is 811-8079.